EXHIBIT 10.2

             DEBT MODIFICATION, ASSUMPTION AND SETTLEMENT AGREEMENT

         THIS DEBT MODIFICATION, ASSUMPTION AND SETTLEMENT AGREEMENT (as the same may be amended, modified or supplemented from time to time, this "Agreement"), dated as of May 19, 2000, among NATIONAL LITHOGRAPHERS & PUBLISHERS, INC. (the "Borrower"), a Florida corporation, PRINTONTHENET.COM, INC. ("POTN"), a Delaware corporation, (which includes by operation of law PrintAmerica Interactive, Inc. f/k/a PrintAmerica Management Company, Inc. ("PrintAmerica"), a Florida corporation), NATIONAL PAYROLL SERVICES, INC. f/k/a Fine Arts Litho, Inc. ("Payroll Services"), a Florida corporation, NATIONAL HOLDING COMPANY, INC. ("National Holding"), a Florida corporation, MICHELE ROGATINSKY ("MR"), BENJAMIN ROGATINSKY ("BR"), SAMUEL ROGATINSKY aka Shumel Rogatinsky ("SR"), REUBEN AND SHULAMIT ROGATINSKY (the "Rogatinskys"), the ROGATINSKY FAMILY TRUST (the "Trust"), ROYAL INDUSTRIES & DISTRIBUTION, INC. ("Royal Industries"), a Florida corporation, 299 HOLDINGS, INC. ("299 Holdings"), a Florida corporation, and FIRST SOUTHERN BANK ("FSB"), a Florida banking corporation, recites and provides as follows:

                                    RECITALS

         WHEREAS, pursuant to a Business Manager Agreement with Businesses and Professionals dated October 7, 1999, as amended by a Modification Addendum to the Business Manager Agreement with Businesses and Professional (the "Business Manager Agreement"), FSB purchased from the Borrower certain receivables in the amount of $7,500,000, which amount was increased pursuant to the Overadvance Acknowledgement Agreement dated January 31, 2000 (in the aggregate, the "Existing Facility");

         WHEREAS, as security for the Business Manager Agreement and certain other transactions with FSB, the Borrower granted to FSB a security interest in its inventory, equipment, accounts and general intangibles pursuant to Security Agreements executed by the Borrower on March 31, 1998 and October 7, 1999 (the "Security Agreements");

         WHEREAS, as further security for the obligations of the Borrower under the Business Manager Agreement and in order to induce FSB to enter into the Business Manager Agreement, (i) a controlled reserve account (the "Controlled Account") was established at FSB as collateral security for the receivables purchased by FSB under the Business Manager Agreement, and (ii) BR, MR, SR, the Trust, National Holding, PrintAmerica and POTN each executed guaranties in favor of FSB;

         WHEREAS, the Existing Facility and the Business Manager Agreement are in default and the Borrower owes to FSB a principal amount of $6,875,879.78 on the Existing Facility, together with all unpaid accrued interest on the Existing Facility and certain other fees, costs and expenses (the "Indebtedness");

         WHEREAS, POTN has requested that it be released by FSB from any and all claims (except those claims arising under the Equipment Lease and this Agreement), including any claims under the POTN Guaranty and the Print America Guaranty, and FSB has agreed to release such claims and guaranties pursuant to the terms of this Agreement;

         WHEREAS, BR, SR and the Trust desire to assume the Indebtedness and to further secure such Indebtedness (i) by a pledge of all of their shares of POTN stock, (ii) by an assignment of certain life insurance policies and (iii) by a junior mortgage on certain residential real estate; and

         WHEREAS, in connection with the assumption of the Indebtedness, the parties hereto desire to modify the terms of the Business Manager Agreement and certain other documents upon the terms and subject to the conditions set forth herein and in the other Modification Documents.

         NOW THEREFORE, in consideration of the mutual promises set forth herein and for other valuable consideration, the receipt of which is acknowledged, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1. Definitions.

         For purposes of this Agreement, unless the context otherwise requires, the following terms shall have the respective meanings assigned to them in this
Article I:

         "Additional Guarantors" shall mean Royal Industries, 299 Holdings and
MR.

         "Additional POTN Stock" shall have the meaning set forth in Section 2.2(b) hereof.

         "Agreement" shall have the meaning set forth in the first paragraph hereof.

         "Affiliate" shall mean, as to any Person, any other Person (except
POTN) which, directly or indirectly, is in common control of, is controlled by, or is under direct or indirect common control with, such Person, and, if such Person is an individual, any member of the immediate family of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person which is controlled by any such member or trust. As used herein, the term "control"(and like terms) when used with respect to any Person, means the direct or indirect beneficial ownership of more than ten percent (10%) of the outstanding voting securities or voting equity of such Person or possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through ownership of voting securities or by contract or otherwise.

         "Assignments of Insurance" shall mean those certain Assignments of Insurance substantially in the form of Exhibit A attached hereto executed by BR and SR in favor of FSB with respect to certain life insurance policies issued on the lives of BR and SR.

         "Average Trading Price" shall have the meaning set forth in Section 2.2(b) of this Agreement.

         "Borrower" shall have the meaning set forth in the first paragraph of this Agreement.

         "BR" shall have the meaning set forth in the first paragraph of this Agreement.

         "Business Day" shall mean any day other than a Saturday or Sunday or other day on which FSB is authorized or required to be closed.

         "Business Manager Agreement" shall have the meaning set forth in the first paragraph of this Agreement.

         "Closing Date" shall mean June 8, 2000, or such other date as may be mutually agreeable to the parties.

         "Collateral Account" shall have the meaning set forth in the Recitals.

         "Commonwealth" means Commonwealth Associates, L.P., a New York limited partnership.

         "Current Offering" shall mean the private placement by POTN of its Series B Preferred Stock, the initial minimum offering of which is to close on or before the date hereof.

         "DSI" means Development Specialists, Inc.

         "Equipment Lease" means that certain Master Equipment Lease Agreement dated October 8, 1999 among FSB, as lessor, and the Borrower and PrintAmerica, as co-lessees.

         "Excluded Securities" shall mean shares of POTN common stock issued (i) as a dividend or distribution on, or upon a reclassification of, outstanding shares of common stock, (ii) upon exercise of options granted to POTN's officers, directors, employees, and consultants under a plan or plans adopted by POTN's Board of Directors and approved by its shareholders as of or prior to the date of this Agreement, if such shares would otherwise be included in this definition, (iii) upon exercise of options, warrants, convertible securities and convertible debentures listed on Schedule A hereof (x) outstanding as of the date hereof, and (y) issued in connection with final closing of the Current Offering, (iv) at fair market value (as determined by the outside directors of POTN) to shareholders of any corporation which merges into POTN in proportion to their stock holdings of such corporation immediately prior to such merger upon such merger, (v) in the Current Offering through Commonwealth, or upon exercise or conversion of any securities issued in or in connection with such offering, or (vi) at fair market value (as determined by the outside directors of POTN) in connection with an acquisition of a business or technology which has been approved by a majority of POTN's outside directors.

         "Existing Facility" shall have the meaning set forth in the Recitals.

         "FSB" shall have the meaning set forth in the first paragraph of this Agreement.

         "Generally Accepted Accounting Principles" means those generally accepted accounting principles and practices which are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof.

         "Indebtedness" shall have the meaning set forth in the Recitals.

         "Initial Offering" means the private placement by POTN of it Series A Preferred Stock occurring on February 16, 2000.

         "Lock Up Agreements" means those certain letter agreements, each dated February 16, 2000, executed by BR and SR with Commonwealth with respect to the Pledged Stock, which agreements restrict for 18 months after the closing of the Initial Offering the sale, assignment or transfer of any POTN stock held or acquired by BR and SR.

         "Lock Up Modification Agreement" means that certain Lock Up Modification Agreement substantially in the form of Exhibit B attached hereto relating to the amendment of the Lock Up Agreements.

         "Merrill Lynch" means Merrill Lynch Business Financial Services Inc.

         "Modification Documents" shall mean this Agreement, the Note, the Stock Purchase Agreements, the Stock Pledge Agreement, the Mortgage, the Assignments of Insurance, the Lock Up Modification Agreement, the Warrant Agreement and each other security agreement, financing statement, pledge agreement, guaranty, estoppel certificate and other instrument or document at any time executed or delivered in connection with this Agreement (including any renewals and extensions thereof and any modifications, supplements and amendments thereto and substitutes therefor).

         "Mortgage" means that certain Mortgage substantially in the form of Exhibit C attached hereto executed by BR and MR with respect to the residential real property more specifically described therein.

         "MR" shall have the meaning set forth in the first paragraph of this Agreement.

         "National Holding" shall have the meaning set forth in the first paragraph of this Agreement.

         "Note" means the promissory note in the form of Exhibit D attached hereto executed by BR, SR, and the Trust in connection with the assumption of the Indebtedness.

         "Obligations" means all indebtedness, including, without limitation, the Indebtedness, all sums due under the Note, liabilities and other obligations of the Obligors, or any one or more of them, to FSB and the Participant Banks, whether now existing or hereafter arising, direct or indirect, fixed or contingent, secured or unsecured, matured or unmatured, joint, several or joint and several, arising under or in connection with the Business Manager Agreement, the Note and any other Modification Documents.

         "Obligors" means collectively the Borrower, BR, SR, MR, the Trust, National Holding, Payroll Services, the Additional Guarantors and any other maker or guarantor (but expressly excluding the Rogatinskys).

         "Participant Banks" means collectively American National Bank, Landmark Bank, Palm Beach National Bank & Trust Company, Sterling Bank, Independent Community Bank and net First National Bank.

         "Participation Agreement" means that certain Business Manager Participation Agreement dated October 7, 1999, among FSB and the Participant Banks.

         "Payroll Services" shall have the meaning set forth in the first paragraph of this Agreement.

         "Person" shall include an individual, a sole proprietorship, a limited liability company, a corporation, a joint venture, a general or limited partnership, a trust or an unincorporated organization.

         "Pledged Stock" shall mean those securities and other instruments of POTN owned by BR, SR and the Rogatinskys described more specifically in the Stock Pledge Agreement and the Additional POTN Stock, together with all proceeds thereof, now or hereafter owned or acquired.

         "Pledgors" mean BR, SR and the Rogatinskys.

         "POTN" shall have the meaning set forth in the first paragraph of this Agreement.

         "POTN Guaranty" means the Guaranty dated January 31, 2000, executed by POTN in favor of FSB guaranteeing the Existing Facility, and all prior guaranties executed by POTN in favor of FSB.

         "Prime Rate" shall mean Citibank's announced prime rate of interest, as in effect from time to time, which may not be its lowest or best rate.

         "PrintAmerica" shall have the meaning set forth in the first paragraph of this Agreement.

         "PrintAmerica Guaranty" means the Guaranty dated January 31, 2000, executed by PrintAmerica in favor of FSB guaranteeing the Existing Facility, along with all prior guaranties executed by POTN in favor of FSB.

         "Private Placement Memorandum" means that certain private placement memorandum relating to the Current Offering.

         "Registration Statement' shall have the meaning set forth in Section 2.2(d) of this Agreement.

         "Rogatinskys" shall have the meaning set forth in the first paragraph of this Agreement.

         "Royal Industries' shall have the meaning set forth in the first paragraph of this Agreement.

         "Security Agreements" shall have the meaning set forth in the Recitals.

         "Stock Pledge Agreement" shall mean that certain Stock Pledge Agreement substantially in the form of Exhibit E attached hereto executed by BR, SR and the Rogatinskys in favor of FSB.

         "Stock Purchase Agreements" shall mean those certain Stock Purchase Agreements substantially in the form of Exhibit F attached hereto executed between POTN and BR and POTN and SR relating to the sales of POTN stock more particularly described in Section 2.1(b) hereof.

         "SR" shall have the meaning set forth in the first paragraph of this Agreement.

         "Trust" shall have the meaning set forth in the first paragraph of this Agreement.

         "299 Holdings" shall have the meaning set forth in the first paragraph of this Agreement.

         "Warrant Agreement" means that certain Warrant Agreement substantially in the form of Exhibit G attached hereto between POTN and FSB.

         Section 1.2. Other Definitional Provisions; Incorporation of Recitals.

         (a) Except as otherwise specified herein, all references herein o(i)i to any Person shall be deemed to include such person's successors, transferees and assignees, but only, in the case of transferees and assignees of BR, SR, the Trust and FSB, to the extent the applicable transfer or assignment complies with the provisions of this Agreement, (ii)ii to any applicable law defined or referred to herein shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time, and (iii) to any document shall include such document as amended, modified, or supplemented from time to time.

         (b) The Recitals set forth above are expressly incorporated by reference into this Agreement and are made a part hereof.

                                   ARTICLE II

                   MODIFICATION AND ASSUMPTION OF INDEBTEDNESS

         Subject to the terms and conditions hereof and in reliance on the representations and warranties herein, FSB and the Obligors, as applicable, agree to modify the Business Manager Agreement and certain other documents relating to the Indebtedness as follows:

         Section 2.1. Undertakings of BR, SR, and the Trust; Obligors.

         (a) Assumption of Obligations; Interest. BR, SR and the Trust, hereby jointly and severally assume and agree to pay and perform all of the Obligations when due and to execute the Note simultaneously with the execution of this Agreement. Pursuant to the Note, BR, SR and the Trust further promise to pay to FSB interest from the Closing Date on the amount of Indebtedness from time to time outstanding at a variable rate of interest equal to 1.0% (100 basis points) above the Prime Rate (computed on the basis of a 360 day year for the actual number of days elapsed), which rate shall be the floating daily rate for each day during the billing period. Accrued interest shall be due and payable for the preceding month (or portion thereof) on the tenth day of each month, commencing May 10, 2000 and continuing on the tenth day of each month thereafter until the Note has been paid in full. The outstanding principal balance of the Note shall be payable on demand in whole or in part in such increments of principal as FSB may specify at any time, and from time to time, by written notice given to BR, SR and the Trust in accordance with Section 5.6 of this Agreement. BR, SR, the Rogatinskys and the Trust acknowledge and agree that FSB may dispose of Pledged Stock in the manner and to the extent contemplated by Section 2.1(j) of this Agreement to satisfy any principal sums declared due under the Note on or after the date of such demand. The obligations of BR, SR and the Trust are more specifically set forth in the Note.

         Any expenses due and owing to FSB pursuant to Section 5.5 of this Agreement shall be added to the principal balance of the Note and shall accrue interest at the rate set forth therein.

         This Agreement and the Note are intended as a restatement of the Obligors' indebtedness to FSB. Neither the execution of this Agreement nor the execution of the Note shall be deemed a novation, an accord and satisfaction, waiver or release of any claims that FSB holds or held against any Obligor prior to the Closing Date. FSB expressly reserves the right to pursue claims against the Obligors at any time after the date of this Agreement.

         (b) Sale of Stock to POTN. On the Closing Date, BR and SR shall sell to POTN pursuant to the Stock Purchase Agreements up to 11,111,111 shares of POTN common stock at a price of $.09 per share, which price is equal to the fair market value of such stock in light of FSB's first priority lien thereon. This sale will generate net sales proceeds to BR and SR in the aggregate amount of $1,000,000. BR and SR hereby irrevocably instruct POTN to pay $500,000 of such proceeds directly to FSB for application to the Indebtedness, with the balance of such proceeds to be paid directly to Merrill Lynch.

         In addition, BR and SR may sell to POTN on or before June 30, 2000, that number of shares of POTN common stock which is required to generate proceeds of $112,500 for payment of an obligation of BR and SR to Merrill Lynch. Further, BR and SR may sell to POTN on or before June 30, 2001, that additional number of shares of POTN common stock which is required to generate proceeds of an additional $142,500 for payment of an additional obligation of BR and SR to Merrill Lynch. The per share price with respect to each such sale shall be the lesser of $.09 per share (taking into account FSB's first priority lien thereon) or the then current market price per share.

         Further, upon the sale by POTN of a certain printing press formerly owned by the Borrower, BR and SR may transfer to POTN, if necessary, that number of shares of POTN common stock which is required to insure that POTN receives cash and stock in the aggregate amount of $225,000 (plus any reasonable and necessary expenses incurred by POTN in connection with the sale) from the following transactions: (i) the sale of the printing press, and (ii) in the event the sale of the printing press does not yield cash proceeds in the amount of $225,000 (plus expenses), the transfer by BR and SR at a per price share of $.09 to POTN of that number of shares of POTN common stock required to make up the shortfall between the cash proceeds derived from the sale of the printing press and $225,000 (plus expenses). For example, if POTN incurs $1,000 of expenses in connection with selling the printing press and the sale only yields proceeds in the amount of $200,000, BR and SR may transfer that number of shares of POTN common stock (at a per price share of $.09) which is required to provide POTN with $26,000 worth of stock.

         The Rogatinskys may transfer to POTN on or after the Closing Date any POTN common stock owned by them in settlement of certain disputes which arose between POTN and the Rogatinskys with respect to the sale of PrintAmerica to POTN.

         Any shares sold or transferred by BR, SR and the Rogatinskys to POTN pursuant to the terms of this Section 2.1(b) shall be sold or transferred subject to the first priority lien created by the Stock Pledge Agreement. While sold shares may be registered in POTN's name as treasury shares, the physical possession of those shares, together with the blank stock powers relating thereto, shall at all times remain with FSB pursuant to the Stock Pledge Agreement.

         (c) Pledge of Stock to FSB. As collateral security for the prompt and complete payment and performance when due of all the Obligations and as a material inducement for FSB entering into this Agreement, BR, SR and the Rogatinskys shall, on the Closing Date, pledge to FSB the Pledged Stock and grant to FSB a lien on and security interest in the Pledged Stock pursuant to the Stock Pledge Agreement. FSB shall receive a perfected first priority security interest in the Pledged Stock, subject to no liens, claims or other encumbrances except those subordinate encumbrances expressly permitted by the terms of the Stock Pledge Agreement and the Lock Up Modification Agreement. If at any time BR, SR and the Rogatinskys shall be entitled to receive Additional POTN Stock pursuant to the provisions of Section 2.2(d) below, POTN shall, and BR, SR and the Rogatinskys hereby authorize and direct POTN to, within 10 days after the issuance of such stock, deliver the certificates evidencing such Additional POTN Stock directly to FSB pursuant to the terms of the Stock Pledge Agreement. Any Additional

POTN Stock issued to BR or SR pursuant to the provisions of this Section shall be subject to the first priority lien of the Stock Pledge Agreement.

         The parties acknowledge and agree that the Stock Pledge Agreement is made for "new value" (within the meaning of Section 547(a) of the United States Bankruptcy Code) in consideration of, and in exchange for, among other things, FSB's contemporaneous agreement to release the POTN Guaranty and the PrintAmerica Guaranty, which releases directly benefit POTN. The releases also directly benefit BR, SR and the Rogatinskys by allowing the Current Offering to proceed.

         (d) Mortgage. As additional collateral security for the prompt and complete payment and performance when due of all of the Obligations as a material inducement for FSB entering into this Agreement, BR and MR shall, on the Closing Date, execute and deliver to FSB the Mortgage, which Mortgage shall grant to FSB a junior priority lien on the residential real property more particularly described therein.

         (e) Assignment of Life Insurance Policies. As additional collateral security for the prompt and complete payment and performance when due of all of the Obligations as a material inducement for FSB entering into this Agreement, BR and SR shall, on the Closing Date, execute and deliver to FSB the Assignments of Insurance.

         (f) Service to POTN; Voting of Stock. The Pledgors each hereby agree that on and after the Closing Date, they shall not serve as officers or directors of POTN. If any of them currently serves as an officer or director of POTN, he or she shall submit a resignation with respect to such position effective as of the Closing Date. Additionally, none of the Pledgors shall, so long as the Indebtedness remains outstanding, be entitled to vote the Pledged Stock or to give consents, waivers and ratifications in respect of the Pledged Stock. The Pledgors shall be permitted, however, to provide a proxy to the board of directors of POTN to vote the Pledged Stock on their behalf.

         (g) Limitation on Distributions and Other Payments. For so long as the Obligations remain outstanding, no Pledgor shall be entitled to retain any payment from POTN of any distributions, dividends, equity or any other thing of value without the prior written consent of FSB. Any distributions, dividends, equity or any other thing of value paid to any Pledgor by POTN shall be accepted by the same in trust for FSB, subject to the lien of the Stock Purchase Agreement, and shall be delivered forthwith to FSB in the exact form received for application to the Obligations; provided, however, that each of BR and SR may receive and retain any monies in an amount not to exceed $100,000 annually paid to them by POTN as bona fide compensation during the course of their employment with POTN; provided, further, however, that this limitation shall not apply to proceeds from the sales of POTN stock by BR and SR if made to satisfy the obligations to Merrill Lynch described in Section 2.1(b) above.

         (h) Cooperation with DSI. BR, SR and Reuben Rogatinsky agree to cooperate with DSI in all respects in connection with the liquidation of the Borrower.

         (i) Cooperation in Filing Registration Statement. BR and SR agree to cooperate with POTN in the filing of any Registration Statement required under
Section 2.2(d) below.

         (j) Sale of Pledged Stock. Each of the Pledgors acknowledges and agrees that FSB shall have the right, subject only to the terms of the LockUp Agreements as modified by the LockUp Modification Agreement and applicable federal and state securities laws, to dispose of all or any part of the Pledged Stock in accordance with the Stock Pledge Agreement upon the occurrence of any default thereunder, including without limitation, any failure of the makers to pay on demand increments of principal called for payment from time to time in accordance with the terms of the Note. Each of the Pledgors further acknowledges and agrees that no Pledgor will attempt to enjoin or otherwise contest the exercise by FSB of its right to dispose of the Pledged Stock to satisfy the Obligations and each Pledgor specifically waives any right to contest FSB's exercise of its rights to dispose of the Pledged Stock.

         Each of the Pledgors hereby concedes and stipulates that FSB will suffer irreparable harm as a result of any Pledgor's attempt to enjoin or otherwise contest the exercise by FSB of its right to dispose of the Pledged Stock to satisfy the Obligations.

         (k) Termination of FSB's Obligations under the Business Manager Agreement. The Obligors acknowledge and agree that FSB's obligations to the Borrower under the Business Manager Agreement have been terminated in accordance with Section 8.2 thereof as a result of the Borrower's default. Further, the Obligors acknowledge that the remaining balance of $1,609,110.54 in the Controlled Account was applied to the Existing Facility prior to the execution and delivery of the Note in accordance with FSB's rights under the Business Manager Agreement.

         Section 2.2. Undertakings of POTN.

         (a) Equipment Lease. In consideration of being released by FSB from the POTN Guaranty and the PrintAmerica Guaranty, POTN shall make a payment to FSB on the Closing Date in an amount equal $6,220.08. Further, POTN shall assume the Equipment Lease on the Closing Date pursuant to an assignment and assumption agreement in form and substance satisfactory to FSB.

         (b) Dilution of Stock Value. If at any time after the Current Offering
(i) POTN issues shares of common stock or any securities convertible or exchangable for common stock, other than Excluded Securities ("Additional POTN Stock"), for a consideration price of less than $0.30 per share of common stock and (ii) at the time of issuance of such Additional POTN Stock, the "current market price" (as defined below) of POTN stock is less than $.30 per share, POTN shall issue to the Pledgors in escrow (to be released only to permit FSB to sell such Additional POTN Stock in accordance with the terms of this Agreement and the Stock Pledge Agreement) that number of shares of POTN common stock as is determined by: (i) multiplying the difference between $0.30 and the greater of
(x) the consideration received per share of Additional POTN Stock and (y) the current market price per share of common stock at the time of such issuance by the number of shares of Pledged Stock, and (ii) dividing the foregoing product by the greater of

(x) the consideration received per share of Additional POTN Stock and (y) the current market price per share of common stock at the time of such issuance.

         For example, if POTN proposes to issue 10,000 shares of additional common stock at a price of $0.20 per share at a time when the current market price of common stock is $.20 per share or less, and FSB currently holds 1,000,000 shares of Pledged Stock, POTN shall issue to the Pledgors, on a pro rata basis, 500,000 shares of Additional POTN Stock.

         In the case of the issuance of securities convertible into or exchangeable for shares of POTN common stock, the aggregate consideration received therefor shall be deemed to be the consideration received by POTN for the issuance of such securities plus the additional minimum consideration, if any, to be received by POTN upon the conversion or exchange thereof.

         "The current market price" of a share of POTN common stock shall be determined as follows:

                  (A) If the common stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed on the Nasdaq National Market System ("NMS"), the current market price shall be the average of the last reported sale prices of the common stock on such exchange for the 20 trading days prior to the date of issuance of Additional POTN Stock; provided that if no such sale is made on a day within such period or no closing sale price is quoted, that day's market price shall be the average of the closing bid and asked prices for such day on such exchange or system; or

                  (B) If the common stock is not so listed or admitted to unlisted trading privileges, but is traded on the Nasdaq Small Cap Market, the current market price shall be the average of the closing bid and asked prices for the 20 trading days prior to the date of the issuance of Additional POTN Stock on such market and if the common stock is not so traded, the current market price shall be the mean of the last reported bid and asked prices reported by the NASD Electronic Bulletin Board for the 20 trading days prior to the date of the issuance of Additional POTN Stock; or

                  (C) If the common stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market price shall be an amount determined in a reasonable manner by the Board of Directors of POTN.

         (c) Maintenance of Share Reserve. POTN shall maintain on reserve a reasonable number of authorized but unissued shares sufficient to accommodate the requirements of clause (b) above.

         (d) Registration of Pledged Shares. Subject to the conditions set forth below, within 30 days following receipt from FSB of a written request that POTN register the Pledged Stock, POTN shall file a registration statement (a "Registration Statement") under the Securities Act of 1933 to permit the resale of the Pledged Stock in underwritten or non-underwritten transactions and shall cause such Registration Statement to remain effective for so long as the Obligations remain outstanding. POTN shall also use its reasonable best efforts to register or qualify the

Pledged Stock covered by the Registration Statement for public sale under applicable state securities or blue sky laws. If any other Person requests that POTN file a Registration Statement with respect to his, her or its POTN shares at any time after the Closing Date, the Pledgors shall be entitled to "piggyback" on such Registration Statement pari passu with other registrants. POTN shall bear all of the expenses of registration or qualification of the Pledged Stock under the Securities Act of 1933 and under the state securities or blue sky laws, except for underwriting discounts applicable pro rata to all of the Pledged Stock being sold; provided, however, that FSB's right to give notice for the registration of the Pledged Stock pursuant to this subsection (d) shall not commence until ten (10) months after the Closing Date and shall expire upon the earlier to occur of the following: (i) when the Pledged Shares become freely tradable under applicable federal securities laws without restrictions under Rule 144 of the Securities Act of 1933, or (ii) when the Obligations have been satisfied.

         (e) Recordation of Lien in Books and Records. POTN agrees that it shall record in its corporate books and records the fact that the Pledged Stock sold to it by BR and SR pursuant to the terms of Section 2.1(b) of this Agreement shall be held as treasury shares subject in all respects to the first priority lien created by the Stock Pledge Agreement.

         (f) Cooperation with DSI. POTN agrees to cooperate with DSI in all respects in connection with the liquidation of the Borrower.

         (g) Sale of Pledged Stock. POTN acknowledges and agrees that FSB shall have the right, subject only to the terms of the Lock Up Agreements as modified by the Lock Up Modification Agreement and applicable federal and state securities laws, to dispose of all or any part of the Pledged Stock in accordance with the Stock Pledge Agreement upon the occurrence of any default thereunder, including without limitation, any failure of the makers to pay on demand increments of principal called for payment from time to time in accordance with the terms of the Note. POTN further acknowledges and agrees that it will not attempt to enjoin or otherwise contest the exercise by FSB of its right to dispose of the Pledged Stock to satisfy the Obligations and POTN specifically waives any right to contest FSB's exercise of its rights to dispose of the Pledged Stock.

         POTN hereby concedes and stipulates that FSB will suffer irreparable harm as a result of POTN's attempt to enjoin or otherwise contest the exercise by FSB of its right to dispose of the Pledged Stock to satisfy the Obligations.

         (h) Issuance of Warrants. In consideration of FSB's release of POTN from any and all claims (except those claims arising under the Equipment Lease and this Agreement), including any claims under the POTN Guaranty and the Print America Guaranty, POTN shall issue to FSB certain warrants more particularly described in the Warrant Agreement. Such warrants, and any securities issued upon the exercise thereof, shall be the property of FSB acquired for the purpose of avoiding losses with respect to the Indebtedness and shall not be deemed to be subject to any lien or security interest as security for the Indebtedness or any other obligation.

         Section 2.3. Undertakings of FSB.

         (a) Release of POTN. At Closing, FSB shall (i) release POTN (including PrintAmerica), from any and all claims (except those claims arising under the Equipment Lease and this Agreement), including any claims under the POTN Guaranty and the Print America Guaranty, in accordance with the release attached hereto as Schedule 2.3 and (ii) return to POTN each such original guaranty marked "satisfied and released".

         Section 2.4. Undertakings of Additional Guarantors.

         The Additional Guarantors shall execute and deliver to FSB guaranties in form and substance satisfactory to FSB with respect to the Indebtedness.

         Section 2.5. Reaffirmation of Guaranties.

         Each of the following current guarantors of the Indebtedness hereby reaffirms his, her or its obligations to FSB pursuant to the various guaranties executed by each of them with respect to all or any portion of the Indebtedness subsequent to the execution of this Agreement: Payroll Services, National Holding, MR, BR, SR and the Trust. Additionally, each of the following guarantors of the Equipment Lease hereby reaffirms his, her or its obligations to FSB pursuant to the various guaranties executed by each of them with respect to the obligations of the Borrower and PrintAmerica under the Equipment Lease:
BR, SR, MR and the Trust.

         Section 2.6. Reaffirmation by Borrower.

         The Borrower hereby reaffirms its obligations to FSB pursuant to the Business Manager Agreement, the Controlled Account and the other documents executed in connection therewith, including, without limitation, the Security Agreements. Except as expressly modified or amended by this Agreement, the Borrower ratifies and confirms the Business Manager Agreement, the Security Agreements and the other documents executed in connection therewith and such agreements remain in full force and effect.

         Section 2.7. Waiver and Release of Claims; Additional Covenants.

         (a) Waiver and Release by Certain Parties. Each of the Obligors and the Rogatinskys (i) acknowledges that, prior to the execution of this Agreement or any other Modification Document, they sought and received the advice of qualified counsel on the ramifications and effect hereof and the transactions contemplated hereby and by the other Modification Documents, (ii) waives all known or unknown defenses or rights of set-off to payment of the Indebtedness as of the Closing Date, (iii) acknowledges that the information set forth in
Schedule 2.7 attached hereto with respect to the outstanding balance of the Indebtedness is true and correct as of the Closing Date, and (iv) except to the extent claims may arise after the Closing Date as a result of a breach by FSB or the Participant Banks, as applicable, of their respective obligations under this Agreement or any other Modification Document, fully releases any and all claims he, she or it may have against FSB or the Participant Banks, and any and all of their respective officers, directors, employees, agents, advisors, attorneys (including, but not limited to, the law firms of Greenberg, Traurig and Hunton & Williams) and Affiliates, and each such Affiliates' respective officers, directors, employees, agents, advisors and attorneys arising from or related to any acts, omissions, or other circumstances whatsoever on or before the Closing Date or any course of conduct, course of dealing, statements (oral or written) or actions of FSB or the Participant Banks, as applicable, any and all of their respective officers, directors, employees, agents, advisors, attorneys and Affiliates, and such Affiliates' respective officers, directors, employees, agents, advisors and attorneys in connection with the foregoing, including, but not limited to, any claim based in whole or in part on any theory of lender liability.

         Notwithstanding the foregoing, the Obligors shall be entitled to assert in any action commenced by FSB against the Obligors (either collectively or individually) on or after the ninety-fifth (95th) day after the Closing Date (but not in any action commenced before such date) any applicable defense including, but not limited to, any set-off to such action (except that such set-off or defense shall not apply to the judgment reflected in Section 5.1 herein or the obligations under the Note reflected in Section 2.1 herein); provided, however, that the foregoing is not any form of an admission by FSB of the existence of any such defense or set-off; provided, further, however, that nothing in this paragraph shall be construed to permit the Obligors to institute or assert (i) any affirmative claim, counterclaim or third-party claim, or (ii) any defense or set-off which challenges or seeks to enjoin the validity, binding nature or enforceability of any or all of the terms of this Agreement or any other Modification Documents or the amounts owed thereunder or any of FSB's rights and remedies thereunder.

         (b) Waiver and Release by POTN. POTN (i) acknowledges that, prior to the execution of this Agreement or any other Modification Document, it sought and received the advice of qualified counsel on the ramifications and effect hereof and the transactions contemplated hereby and by the other Modification Documents, and (ii) except to the extent claims may arise after the Closing Date as a result of a breach by FSB or the Participant Banks, as applicable, of their respective obligations under this Agreement or any other Modification Document, fully releases any and all claims it may have against FSB or the Participant Banks, and any and all of their respective officers, directors, employees, agents, advisors, attorneys (including, Brian Sherr in his capacity as director and officer of FSB and as a shareholder of Greenberg Traurig), Affliates and each such Affiliates' respective officers, directors, employees, agents, advisors and attorneys arising from or related to any acts, omissions, or other circumstances whatsoever on or before the Closing Date or any course of conduct, course of dealing, statements (oral or written) or actions of FSB or the Participant Banks, as applicable, any and all of their respective officers, directors, employees, agents, advisors, attorneys and Affiliates, and such Affiliates' respective officers, directors, employees, agents, advisors and attorneys in connection with the foregoing, including, but not limited to, any claim based in whole or in part on any theory of lender liability, provided, however, that POTN's release of the attorneys of FSB and the Participant Banks shall be limited to matters arising directly from such attorneys' representation of FSB and the Participant Banks in connection with the Existing Facility; provided, further, however, that in connection with Greenberg Traurig's representation of POTN, POTN shall release Greenberg Traurig only from claims related to assertions of conflict of interest (including, but not limited to, Greenberg Traurig's alleged representation of FSB) and shall be entitled to assert any claims against Greenberg Traurig for any other matters.

         (c) Additional Covenants.

         (i) Each of the Obligors covenants that they will not, directly or indirectly, institute or join in any action, suit or similar proceeding asserting that FSB lacked the power under applicable laws and regulations to enter into this Agreement or any other Modification Document or to perform their respective obligations hereunder and thereunder. It is expressly acknowledged that FSB may not have an adequate remedy at law for a breach by any Obligor or POTN of this covenant and the parties agree that FSB shall be entitled to injunctive relief in the event of any such breach. If any court or regulatory agency having jurisdiction enters a final, non-appealable order or decree against FSB declaring that it lacked the power to enter into this Agreement or any other Modification Agreement or to perform any of its material obligations as contemplated hereby and thereby, the parties will, in good faith, renegotiate an alternative structure which will preserve, as far as practicable, the economic benefits and burdens presently anticipated by the respective parties.

         (ii) Each of the Obligors and POTN covenants that he, she, or it will not institute involuntary bankruptcy proceedings against BR or SR.

         (iii) Each of the Obligors (except the Borrower) covenants that in any bankruptcy case commenced by or against such Obligor under Title 11, 11 U.S.C. ss.101, et seq., (A) he, she or it shall not contest or in any way otherwise take any action to oppose the lifting of the automatic stay of 11 U.S.C. ss.362 to permit FSB to enforce its rights (the "Lift Stay Order"); (B) he, she or it shall waive all rights he, she or it may have under 11 U.S.C.ss.362; (C) he, she or it shall consent to the ex parte entry of the Lift Say Order pursuant to 11 U.S.C. ss.362(f); and (D) at the option of FSB, he, she or it shall execute an agreed Lift Stay Order on forty-eight (48) hours' notice.

         (iv) In addition to the conditions for closing, each of BR, SR and the Trust covenants that he or it shall deliver to FSB on or before October 18, 2000, and at six month intervals thereafter so long as the Obligations remain outstanding, current financial statements in form and substance satisfactory to FSB.

         (v) Each of the Obligors and POTN covenants that he, she or it shall promptly notify FSB in the event that any legal action is filed or threatened in writing against such Obligor or POTN; provided, however, that such notice shall not be required with respect to any matters which, if determined adversely to such Obligor or POTN, would result in judgment liability of less than $50,000 in any individual action.

         (vi) POTN covenants and agrees that it shall not retire any of the Pledged Stock sold to it by BR and SR pursuant to Section 2.1(b) of this Agreement and held by POTN as treasury shares so long as the Stock Pledge Agreement shall remain in effect.

                                   ARTICLE III

                    CONDITIONS TO OBLIGATIONS OF THE PARTIES

         Section 3.1. Conditions to Obligations of FSB.

         The obligations of FSB hereunder are subject to the satisfaction of the following conditions precedent on or before the Closing Date (except to the extent expressly waived or modified by FSB in writing):

         (a) FSB shall have received fully executed original counterparts of this Agreement, the Stock Pledge Agreement, the Stock Purchase Agreements, the Warrant Agreement, the Mortgage, the Assignments of Life Insurance, the Lock Up Modification Agreement, any other Modification Documents, and all other documents executed in connection with the foregoing.

         (b) FSB shall have received any taxes, fees or expenses payable by the Obligors (except POTN and PrintAmerica) pursuant to Section 5.5 hereof.

         (c) FSB shall have received evidence in form and substance satisfactory to it that the following actions have been taken: (A) POTN has filed, or will file within five business days of the Closing Date (or fifteen days, with respect to any Form 10-Q report), all of the filings it is required to make with any securities exchange or with the Securities Exchange Commission, including, but not limited to, its Form 10-K report; (B) the Current Offering has generated a minimum of $5,000,000 in gross proceeds (including investments by investors in the Initial Offering who have converted their investment) and such proceeds have been transferred to POTN, and (C) Neal J. Polan has been appointed, effective immediately after closing occurs under this Agreement, the Chief Executive Officer of POTN.

         (d) POTN shall have fulfilled its obligations to FSB under Section 2.2(a) hereof with respect to the Equipment Lease.

         (e) FSB shall have receive the resignations of BR and SR described in
Section 2.1(f) hereof.

         (f) FSB shall have received from BR and SR the payment described in
Section 2.1(b) hereof.

         (g) FSB shall have received from the Additional Guarantors the guaranties described in Section 2.4 hereof.

         (h) FSB shall have received from POTN (i) a list of the investors who have invested in the Current Offering to date, (ii) a list of investors who invested in the rescinded offering, (iii) a list of all warrants or options currently outstanding or being offered or extended including those offered to any investor, officer, director, employee, and/or affiliate of POTN and (iv) information describing any warrants or options currently outstanding or being offered or extended to investors in connection with the Initial Offering.

         (i) The representations and warranties contained in Section 4.1 hereof shall be true and correct, as confirmed in a bring-down certificate executed by each of the Obligors.

         (j) FSB shall have received the written opinion of Adorno & Zeder, as counsel to POTN, in form and substance satisfactory to FSB and its counsel.

         (k) FSB shall have received the written opinion of Gerald Richman, as counsel to the Obligors, in form and substance satisfactory to FSB and its counsel.

         (l) FSB shall have received current financial statements for each of BR, SR and the Trust in form and detail acceptable to FSB.

         (m) FSB shall have received written evidence of the settlement among BR, SR and Merrill Lynch.

         (n) FSB shall have received physical possession of the certificates representing or evidencing the Pledged Stock, together with duly executed instruments of transfer or assignment in blank, all in a form reasonably satisfactory to FSB.

         (o) Pursuant to the requirements of the Participation Agreement, each of the Participant Banks shall have provided to FSB its written consent to the execution of this Agreement and the other Modification Documents.

         (p) FSB shall have received such other information, documents and satisfactions as it may reasonably request or desire.

         Section 3.2. Conditions to Obligations of the Obligors.

         The obligations of the Obligors and POTN hereunder are subject to the satisfaction of the following conditions precedent on or before the Closing Date (except to the extent expressly waived by such Obligors in writing):

         (a) the Obligors, as applicable, shall have received fully executed original counterparts of this Agreement, the original POTN Guaranty and the PrintAmerica Guaranty (each marked "satisfied and released"), copies of any other Modification Documents, and copies of all other documents executed in connection with the foregoing.

         (b) The representations and warranties set forth in Section 4.3 hereof shall be true and correct as confirmed in a bring-down certificate delivered by FSB.

         (c) Pursuant to the Participation Agreement, each of the Participant Banks shall have provided to FSB its written consent to the execution of this Agreement and the other Modification Documents.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         Section 4.1. Representations and Warranties of the Obligors.

         To induce FSB to enter into this Agreement, the Obligors severally represent and warrant and POTN represents and warrants (but only with respect to itself), to FSB that as of the Closing Date:

         (a) Organization; Power. To the best knowledge of each Obligor and POTN (but only with respect to itself), (i) each of the Borrower, POTN, National Holding and Payroll Services is duly organized and validly existing and has the corporate power and authority to own its property and to carry on its business as now conducted, and (ii) POTN is in good standing as a corporation under the laws of Delaware.

         (b) Authorization; Enforceability. The execution, delivery and performance of this Agreement and the other Modification Documents and the transactions contemplated hereby and thereby (i) have been duly authorized by all requisite corporate action on the part of each of the Borrower, POTN, National Holding, and Payroll Services and (ii) will not (1) violate any provision of law, the organizational documents of the Borrower, POTN, National Holding, or Payroll Services or any applicable order of any court or governmental authority, (2) violate, be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any indenture, agreement for borrowed money, bond, note, instrument or other agreement to which any Obligor or POTN is a party or by which any Obligor, POTN or any of its respective property is bound or (3) result in the creation or imposition of any lien of any nature whatsoever upon any property or assets of the Obligors or POTN (other than any lien created by the Modification Documents and the lien of Merrill Lynch on certain assets of the Borrower). This Agreement has been duly executed and delivered by each Obligor and POTN and constitutes, and the other Modification Documents when executed and delivered pursuant hereto for value received will constitute, legal, valid and binding obligations of each Obligor and POTN which are parties thereto and, to the best knowledge of each Obligor and POTN, are enforceable against them in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditor's rights generally and to general principles of equity).

         (c) Consents and Approvals. Except as described on Schedule 4.1(c), no action, consent or approval of, or registration or filing with, or any other action by any governmental authority or of any Person or of stockholders is required in connection with the execution, delivery and performance by the Obligors and POTN of this Agreement or the execution, delivery and performance of the Modification Documents.

         (d) Litigation. Except as described in Schedule 4.1(d) attached hereto, there is no action, suit or proceeding at law or in equity or by or before any court or governmental authority now pending or, to the knowledge of the Obligors and POTN, threatened against or affecting any

Obligor or any of its property or rights which, if determined adversely, would have a material adverse affect on the property or rights of such Obligor and POTN.

         (e) Tax Returns. Each of BR, SR and POTN has filed, caused to be filed or has obtained extensions of time to file all federal, state and local tax returns which, to the best of his or its knowledge, are required to be filed and has paid or caused to be paid all taxes as shown on such returns or on any assessment received by any of them to the extent that such taxes have become due, except taxes the validity of which is being contested in good faith by appropriate proceedings and with respect to which BR, SR and POTN shall have adequate reserves.

         (f) No Material Misstatements. All information, financial statements and documents furnished to FSB by the Obligors and POTN, or at their direction, in connection with this Agreement are accurate in all material respects to the best of their knowledge. No information, report, financial statement, exhibit or schedule furnished by the Obligors, POTN or by any other person at the direction or with the knowledge of the Obligors or POTN on behalf of the Obligors or POTN, to FSB in connection with the negotiation, execution, delivery or performance of this Agreement, or any schedule hereto or thereto contains to the best of the Obligors' or POTN's knowledge any material misstatement of fact or knowingly omitted or knowingly omits to state any material fact necessary to make the statements herein or therein not misleading. There is no event or fact known to any Obligor or POTN which such Obligor or POTN willfully has not disclosed to FSB in writing which causes a material adverse effect or, so far as such Obligor or POTN can now foresee, is likely to cause a material adverse effect on the properties of any Obligor.

         (g) Financial Status. Taking into account the transactions contemplated by this Agreement, POTN is solvent, able to pay its debts as such debts become due, and has capital sufficient to carry on its business. POTN shall not be rendered insolvent by the consummation of the transactions contemplated hereby and by the other Modification Documents.

         (h) Subsidiaries; Affiliates; Guarantors. No Obligor has (i) any Affiliates not party to this Agreement, or (ii) any interest, direct or indirect, or commitment to purchase any interest, direct or indirect, in any corporation, partnership, joint venture or other business enterprise or entity not party to this Agreement. Additionally, there are no other makers or guarantors with respect to the Existing Facility other than the Obligors.

         Notwithstanding anything to the contrary herein, to the extent POTN has made certain representations and warranties as set forth above, it makes no such representations and warranties with regard to the status, condition, actions or information supplied by any Obligor.

         Section 4.2. Additional Representations and Warranties of POTN.

         To induce FSB to enter into this Agreement, POTN represents and warrants as of the Closing Date:

         (a) Pledged Stock. All of the Pledged Stock has been duly authorized by all necessary corporate action on the part of POTN and is validly issued, fully paid and nonassessable.

         (b) Share Reserve. POTN has made or shall make adequate provisions for the share reserve required pursuant to Sections 2.2(b) and 2.2(c) of this Agreement.

         (c) Business Plan. Except to the extent the Board of Directors deems it in the best interest of POTN to do otherwise, POTN intends to follow that certain "Business Plan" outlined in the Private Placement Memorandum.

         Section 4.3. Representations and Warranties of FSB.

         To induce the Obligors to enter into this Agreement, FSB represents and warrants that as of the Closing Date:

         (a) Organization; Power. FSB is duly organized, validly existing and in good standing as a banking corporation under the laws of Florida, and has the corporate power and authority to carry on its business as now conducted.

         (b) Authorization; Enforceability. The execution, delivery and performance of this Agreement and the other Modification Documents to which FSB is a party and the transactions contemplated hereby and thereby (i) have been duly authorized by all requisite corporate action on the part of FSB and (ii) will not violate any provision of law, the organizational documents of FSB or any applicable order of any court or governmental authority binding upon it. This Agreement has been duly executed and delivered by FSB and constitutes, and the other Modification Documents to which FSB is a party when executed and delivered pursuant hereto for value received will constitute, legal, valid and binding obligations of FSB, enforceable against it in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors rights generally and to general principles of equity).

                                    ARTICLE V

                                  MISCELLANEOUS

         Section 5.1. Consent to Judgment.

         The Obligors hereby consent to the entry of a final money judgment in favor of FSB for the full amount of the Indebtedness in the form attached hereto as Exhibit H. FSB shall be entitled to record and file such judgment, but hereby agrees to hold such judgment in escrow and to forbear from exercising any other judicial processes so long as: (i) the Obligations are being timely paid through the liquidation of the Pledged Stock under the Stock Pledge Agreement or otherwise; (ii) there is no requirement under federal or Florida law that would require FSB to record or execute such judgment in order to preserve its position; and (iii) there has been no breach by any Obligor of the provisions of this Agreement, the Stock Pledge Agreement or any other Modification Document. If any of the foregoing events occur, FSB shall be irrevocably authorized to record and file the judgment immediately, and all Obligors hereby agree to indemnify and hold harmless FSB and its agents, employees and attorneys from any and all claims of any kind or description relating to the filing and recordation of the judgment. The Obligors expressly acknowledge and agree that neither this Agreement nor the entry of the consent judgment provided for herein shall be deemed to preclude FSB from opposing or seeking an exception to such Obligor's discharge in bankruptcy on any applicable ground, including, but not limited to, fraud.

         Section 5.2. Modification.

         All modifications, consents, amendments or waivers of any provision of this Agreement or the Modification Documents, or consent to any departure by the Obligors therefrom, shall be effective only with the written consent of each party hereto and only in the specific instance and for the purpose for which given.

         Section 5.3. Accounting Reports.

         Any and all financial reports furnished by the Obligors and POTN to FSB pursuant to this Agreement shall be prepared in such form and such detail as shall be reasonably satisfactory to FSB, and shall be prepared on the same basis as those prepared by them in prior years.

         Section 5.4. Waiver.

         No failure to exercise, and no delay in exercising, on the part of FSB, any right hereunder or under any Modification Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of FSB hereunder and under the Modification Documents shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Agreement or the Modification Documents, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

         Section 5.5. Payment of Expenses; Attorney's Fees.

         The Obligors, jointly and severally, shall pay or reimburse FSB for all transfer, documentary, stamp and similar taxes and all filing fees, payable in connection with, arising out of or in any way related to the execution, delivery and performance of this Agreement and the Modification Documents. Additionally, the Obligors shall pay to FSB the full amount of all out-of-pocket costs and expenses, including the attorney's fees of FSB's counsel and all other expenses, incurred by FSB (a) in connection with the negotiation, preparation, amendment, modification, renewal and restatement of the Business Manager Agreement, this Agreement and each of the other Modification Document, including attending conferences or other meetings to discuss or negotiate any of the foregoing; (b) in the perfection, preservation, protection and continuation of the liens granted to FSB in the Pledged Stock, and the custody, preservation and protection of the Pledged Stock; (c) in the administration and collection of the Obligations; (d) in the pursuit by FSB of its rights and remedies under the Stock Pledge Agreement and the other Modification Documents and applicable law;
(e) in defending any counterclaim, cross-claim or other action, or participating in any bankruptcy proceeding, mediation, arbitration, litigation or dispute resolution of any other nature involving the Obligors or FSB or the Pledged Stock; and (f) in connection with, arising out of, or relating the Business Manager Agreement, the Existing Facility or any defaults thereunder.

         Any expenses and costs due and owing to FSB pursuant to this Section
5.5 shall be added to the principal balance of the Note and shall accrue interest at the rate set forth therein.

         Section 5.6. Notices.

         Any notices or other communications required or permitted to be given by this Agreement or any other documents and instruments referred to herein must be (i) given in writing and personally delivered, sent prepaid by Federal Express (or some other comparable guaranteed overnight delivery service), mailed by prepaid certified or registered mail, or (ii) made by facsimile, to the party to whom such notice of communication is directed, to the address of such party as follows:

         (a)      If to the Obligors:

                  c/o Gerald Richman
                  Richman Greer Weil Brumbaugh Mirabito & Christensen, P.A. Miami Center, Tenth Floor
                  201 South Biscayne Boulevard
                  Miami, Florida 33131
                  Telecopier: 305-373-4099

                  If to POTN:

                  PrintOnTheNet.com, Inc.
                  4491 State Road 7
                  Suite 200
                  Fort Lauderdale, Florida  33314
                  Telecopier:  (954) 584-3116
                  Attention: President

                  With a copy to:

                  Dennis J. Olle, Esquire
                  Adorno & Zeder, P.A.
                  2601 South Bayshore Drive
                  Suite 1600
                  Miami, Florida  33132
                  Telecopier: (305) 858-4777

                  With a copy to:

                  Neal J. Polan
                  Insight Management Corporation
                  405 Lexington Avenue
                  New York, New York 10174
                  Telecopier: (917) 368-3601

         (b)      If to FSB:

                  2000 Glades Road, Suite 206
                  Boca Raton, Florida  33431
                  Telecopier:  (561) 361- 4431
                  Attention: President

                  With a copy to:

                  Samuel A. Danon, Esquire
                  Hunton & Williams
                  One Biscayne Tower
                  2 South Biscayne Boulevard, Suite 2500
                  Miami, Florida  33131
                  Telecopier: (305) 810-2460

         Any notice to be mailed or personally delivered may be mailed or delivered to the principal offices of the party to whom such notice is addressed. Any such notice or other communication shall be deemed to have been given (whether actually received or not) three Business Days after the day it is mailed, or, if personally delivered as aforesaid, on the date of delivery, or, if transmitted by facsimile, on the next Business Day after such notice has been transmitted. Any party may change its address for purposes of this Agreement by giving notice of such change to the other parties pursuant to this Section 5.05.

         Section 5.7. Governing Law.

         This Agreement has been prepared, is being executed and delivered, and is intended to be performed in the State of Florida, and the substantive laws of such state and the applicable federal laws of the United States of America shall govern the validity, construction, enforcement and interpretation of this Agreement and all of the other Modification Documents.

         Section 5.8. Invalid Provisions.

         If any provision of any Modification Document is held to be illegal, invalid or unenforceable under present or future laws during the term of any Modification Agreement, such provision shall be fully severable; such Modification Document shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of such

Modification Document; and the remaining provisions of such Modification Document shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from such Modification Document.

         Section 5.9. Binding Effect and Assignability.

         This Agreement and the other Modification Documents shall be binding upon and inure to the benefit of the FSB and each Obligor and their respective successors, assigns, heirs and legal representatives; provided, however, that no Obligor may, without the prior written consent of FSB, which consent may be withheld in the sole and absolute discretion of FSB, assign any rights, powers, duties or obligations thereunder.

         Section 5.10. Further Assurances.

         Each of the parties hereto agree to (i) execute and deliver, or cause to be executed and delivered, all documents and instruments, in form and substance satisfactory to the parties hereto and their respective counsel, reasonably necessary to carry out more effectively the purposes of this Agreement and any other Modification Document and (ii) take such other steps reasonably necessary to carry out more effectively the purposes of this Agreement and any other Modification Document, each at such time or times as any party hereto shall reasonably request.

         Section 5.11. No Third Party Beneficiaries.

         Except with respect to the provisions of Section 2.7(a) as such Section relates to the Participant Banks, no term, provision, representation or warranty set forth herein is for the benefit of any Person not a party hereto.

         Section 5.12. Entirety.

         This Agreement and the other Modification Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof and thereof.

         Section 5.13. Headings.

         Section headings hereto are for convenience of reference only and shall in no way affect the interpretation of this Agreement.

         Section 5.14. Survival.

         All representations and warranties made by the parties hereto shall survive the closing of the transactions contemplated by this Agreement for a period of two years.

         Section 5.15. Waiver of Jury Trial.

         TO THE EXTENT PERMITTED BY LAW, FSB, EACH OBLIGOR AND POTN HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHTS

THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY MODIFICATION DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (VERBAL OR WRITTEN), OR ACTIONS OF FSB, THE OBLIGORS OR POTN.

         Section 5.16. Consent to Jurisdiction.

         Each of the parties hereto represents that he, she or it is presently subject to and hereby irrevocably submits to the nonexclusive jurisdiction of any federal or state court in Miami-Dade County, Florida in respect of any suit, action or proceeding arising out of or relating to this Agreement, any Modification Document or any document or agreement entered into in connection therewith. Each of the parties hereto irrevocably waives, to the extent he, she or it may effectively do so under applicable law, any objection to the choice of the venue of any such suits, actions or proceedings and any claim that any such suits, actions or proceedings have been brought in an inconvenient forum.

         Section 5.17. Credit Reference.

         If any lender or other Person requests that FSB provide a reference, credit or otherwise, on any Obligor, then in such event FSB and such Obligor shall agree in advance on the content of such reference, provided, however, FSB shall in no event have any obligation to provide information that, in its sole opinion, is false or misleading in any respect.

         Section 5.18. Multiple Counterparts.

         This Agreement and any of the other Modification Documents may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

         Section 5.19. Repayments in Bankruptcy.

         In the event any amount of the Obligations is paid by any Obligor and because of bankruptcy or other laws relating to creditors' rights FSB repays any such amounts to such Obligor or to any trustee, receiver or otherwise, then the amounts so repaid shall again become part of the Obligations.

         Section 5.20. Time is of the Essence.

         Time is of the essence with respect to every provision of this Agreement.

                        [Signatures Appear on Next Page]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                       FIRST SOUTHERN BANK, a Florida banking
                                       corporation


                                       By:______________________________________
                                       Its:_____________________________________

STATE OF    ___________________)
                               )   ss.
COUNTY OF   ___________________)

         On the _____ day of May in the year 2000 before me personally came ______________________ personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, who, being by me duly sworn, did depose and say that he/she is the _______________________ or attorney-in-fact duly appointed of FIRST SOUTHERN BANK described in and which executed the above instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                            ____________________________________
                                            Notary Public
                                            State of_________________

[SEAL]

My Commission expires:

______________________

                                       NATIONAL LITHOGRAPHERS &
                                       PUBLISHERS, INC., a Florida corporation

                                       By:______________________________________
                                       Its:_____________________________________

STATE OF    ___________________)
                               )   ss.
COUNTY OF   ___________________)

         On the _____ day of May in the year 2000 before me personally came _________________________ personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, who, being by me duly sworn, did depose and say that he/she the ________________________ or attorney-in-fact duly appointed of NATIONAL LITHOGRAPHERS & PUBLISHERS, INC. described in and which executed the above instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                            ____________________________________
                                            Notary Public
                                            State of_________________

[SEAL]

My Commission expires:

______________________

                                       PRINTONTHENET.COM, INC., a Delaware
                                       corporation

                                       By:______________________________________
                                       Its:_____________________________________

STATE OF    ___________________)
                               )   ss.
COUNTY OF   ___________________)

         On the _____ day of May in the year 2000 before me personally came _______________________ personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, who, being by me duly sworn, did depose and say that he/she is the ______________________ or attorney-in-fact duly appointed of PRINTONTHENET.COM, INC. described in and which executed the above instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                            ____________________________________
                                            Notary Public
                                            State of_________________

[SEAL]

My Commission expires:

______________________

                                       NATIONAL PAYROLL SERVICES, INC., a
                                       Florida corporation


                                       By:______________________________________
                                       Its:_____________________________________

STATE OF    ___________________)
                               )   ss.
COUNTY OF   ___________________)

         On the _____ day of May in the year 2000 before me personally came __________________________ personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, who, being by me duly sworn, did depose and say that he/she is the _______________________ or attorney-in-fact duly appointed of NATIONAL PAYROLL SERVICES, INC. described in and which executed the above instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                            ____________________________________
                                            Notary Public
                                            State of_________________

[SEAL]

My Commission expires:

______________________

                                       NATIONAL HOLDING COMPANY, INC., a
                                       Florida corporation

                                       By:______________________________________
                                       Its:_____________________________________

STATE OF    ___________________)
                               )   ss.
COUNTY OF   ___________________)

         On the _____ day of May in the year 2000 before me personally came _________________________ personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, who, being by me duly sworn, did depose and say that he/she is the ___________________ or attorney-in-fact duly appointed of NATIONAL HOLDING COMPANY, INC. described in and which executed the above instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                            ____________________________________
                                            Notary Public
                                            State of_________________

[SEAL]

My Commission expires:

______________________

                                       THE ROGATINSKY FAMILY TRUST

                                       By:______________________________________
                                       Its:_____________________________________

STATE OF    ___________________)
                               )   ss.
COUNTY OF   ___________________)

         On the _____ day of May in the year 2000 before me personally came ___________________________ personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, who, being by me duly sworn, did depose and say that he/she is the ___________________________ or attorney-in-fact duly appointed of THE ROGATINSKY FAMILY TRUST described in and which executed the above instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                            ____________________________________
                                            Notary Public
                                            State of_________________

[SEAL]

My Commission expires:

______________________

                                       ROYAL INDUSTRIES & DISTRIBUTION,
                                       INC., a Florida corporation

                                       By:______________________________________
                                       Its:_____________________________________

STATE OF    ___________________)
                               )   ss.
COUNTY OF   ___________________)

         On the _____ day of May in the year 2000 before me personally came _______________________ personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, who, being by me duly sworn, did depose and say that he/she is the _____________________ or attorney-in-fact duly appointed of ROYAL INDUSTRIES & DISTRIBUTION, INC. described in and which executed the above instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                            ____________________________________
                                            Notary Public
                                            State of_________________

[SEAL]

My Commission expires:

______________________

                                       299 HOLDINGS, INC., a Florida corporation

                                       By:______________________________________
                                       Its:_____________________________________

STATE OF    ___________________)
                               )   ss.
COUNTY OF   ___________________)

         On the _____ day of May in the year 2000 before me personally came ________________________ personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, who, being by me duly sworn, did depose and say that he/she is the _______________________ or attorney-in-fact duly appointed of 299 HOLDINGS, INC. described in and which executed the above instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                            ____________________________________
                                            Notary Public
                                            State of_________________

[SEAL]

My Commission expires:

______________________

                                       _________________________________________
                                       BENJAMIN ROGATINSKY

STATE OF    ___________________)
                               )   ss.
COUNTY OF   ___________________)


On the ___ day of May in the year 2000 before me personally came Benjamin Rogatinsky personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                            ____________________________________
                                            Notary Public
                                            State of_________________

[SEAL]

My Commission expires:

______________________

                                       _________________________________________
                                       SAMUEL ROGATINSKY

STATE OF    ___________________)
                               )   ss.
COUNTY OF   ___________________)


On the ____ day of May in the year 2000 before me personally came Samuel Rogatinsky personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                            ____________________________________
                                            Notary Public
                                            State of_________________

[SEAL]

My Commission expires:

______________________

                                       _________________________________________
                                       MICHELE ROGATINSKY

STATE OF    ___________________)
                               )   ss.
COUNTY OF   ___________________)


On the ____ day of May in the year 2000 before me personally came Michele Rogatinsky personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                            ____________________________________
                                            Notary Public
                                            State of_________________

[SEAL]

My Commission expires:

______________________

                                       _________________________________________
                                       REUBEN ROGATINSKY

STATE OF    ___________________)
                               )   ss.
COUNTY OF   ___________________)


On the ____ day of May in the year 2000 before me personally came Reuben Rogatinsky personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                            ____________________________________
                                            Notary Public
                                            State of_________________

[SEAL]

My Commission expires:

______________________

                                       _________________________________________
                                       SHULAMIT ROGATINSKY


STATE OF    ___________________)
                               )   ss.
COUNTY OF   ___________________)


On the ____ day of May in the year 2000 before me personally came Shulamit Rogatinsky personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                            ____________________________________
                                            Notary Public
                                            State of_________________

[SEAL]

My Commission expires:

______________________

                                                                    Schedule 2.3

                                 GENERAL RELEASE

         THIS GENERAL RELEASE is made as of this __ day of May, 2000, by First Southern Bank, a Florida banking corporation ("FSB"), in favor of PrintOnTheNet.com, Inc. ("POTN"), a Delaware corporation, pursuant to Section
2.3 of the Debt Modification, Assumption and Settlement Agreement (the "Agreement") dated of even date herewith among FSB, POTN and certain other parties named therein and provides as follows:

         1. Definitions. All capitalized terms used herein without definition shall have the meanings given to such terms in the Agreement.

         2. Consultation with Counsel. Prior to the execution of this General Release, FSB sought and received the advice of qualified counsel on the ramifications and effect hereof and the transactions contemplated hereby and by the Agreement and the other Modification Documents.

         3. Release. Except to the extent claims may arise after the Closing Date as a result of a breach by POTN of its obligations under the Agreement or any other Modification Document, FSB fully releases any and all claims it may have against POTN arising from or related to any acts, omissions, or other circumstances whatsoever on or before the Closing Date or any course of conduct, course of dealing, statements (oral or written) or actions of POTN in connection with the foregoing; provided, however, that this Section 3 shall not be construed as a release by FSB of POTN's obligations under the Equipment Lease or any claims that may arise after the Closing Date as a result of a breach by POTN of its obligations thereunder.

         IN WITNESS WHEREOF, FSB has caused this General Release to be duly executed as of the day and year first above written.

                                   FIRST SOUTHERN BANK, a Florida banking
                                   corporation


                                   By:____________________________________
                                   Its:___________________________________